Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Summary Prospectus February 28, 2019

Class/Ticker A NWJCX C NWJDX R6 NWJEX Institutional Service Class NWJFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2019 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Fund's website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability each time a report is posted and provide you with the website link to access the reports.
If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.
You may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all Funds held in your account.
Objective
The Nationwide Ziegler NYSE Arca Tech 100 Index Fund seeks to track the total return of the NYSE Arca Tech 100SM Index before deducting for Fund expenses.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 36 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 95 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to
SP-ATX (2/19)
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different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.21%	0.18%	0.11%	0.22%
Total Annual Fund Operating Expenses	0.75%	1.47%	0.40%	0.51%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$647	$801	$968	$1,452
Class C Shares	250	465	803	1,757
Class R6 Shares	41	128	224	505
Institutional Service Class Shares	52	164	285	640
You would pay the following expenses on the same investment if you did not sell your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$150	$465	$803	$1,757
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the total return of the NYSE Arca Tech 100 Index, before deducting for Fund expenses. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. The market capitalizations of the companies in the NYSE Arca Tech 100 Index range from small- to large-capitalization companies.
To pursue its principal investment strategy, the Fund, under normal market conditions, invests substantially all (at least 90%) of its net assets in nearly all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense,
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health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Concentration risk – the risk associated with exposure to any one industry or sector. Because the technology sector constitutes a large percentage of the NYSE Arca Tech 100 Index, the Fund focuses its investments (i.e., invests more than 25% of its total assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller companies risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Loss of money is a risk of investing in the Fund.
Performance
The Fund has adopted the historical performance of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The returns presented for periods prior to June 8, 2009 are based on the performance of the North Track NYSE Arca Tech 100 Index Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. At the time of the reorganization, the Predecessor Fund and the Prior Predecessor Fund had substantially similar investment goals and strategies.
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Annual Total Returns – Class A Shares
(Years Ended December 31,)
Highest Quarter:	21.08%	–	1st qtr. of 2012
Lowest Quarter:	-15.49%	–	4th qtr. of 2018
After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax
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rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Historical performance for Class A, Class C and Institutional Service Class shares is based on the previous performance of Class A, Class C and Fiduciary Class Shares, respectively, of the Predecessor Fund. The performance of Fiduciary Class Shares for the period from June 8, 2009 to July 23, 2009 was based on the performance of Class A Shares of the Predecessor Fund and, for the period prior to June 8, 2009, of Class A shares of the Prior Predecessor Fund. The performance of the Predecessor Fund’s Fiduciary Class Shares had been adjusted because Class A Shares of the Predecessor Fund and the Prior Predecessor Fund bore a sales charge while Fiduciary Class Shares did not bear a sales charge. However, the performance of the Predecessor Fund’s Fiduciary Class Shares was not adjusted to reflect that share class’s lower expenses than those of Class A Shares of the Predecessor Fund and the Prior Predecessor Fund.
The inception date for Class R6 shares is September 18, 2013. Therefore, pre-inception historical performance of Class R6 shares is based on the previous performance of the Predecessor Fund’s Fiduciary Class Shares. Performance for Class R6 shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2018)
	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	-5.14%	9.45%	16.07%
Class A Shares – After Taxes on Distributions	-5.73%	8.99%	15.81%
Class A Shares – After Taxes on Distributions and Sales of Shares	-2.60%	7.44%	13.69%
Class C Shares – Before Taxes	-1.07%	9.95%	15.95%
Class R6 Shares – Before Taxes	0.99%	11.15%	17.08%
Institutional Service Class Shares – Before Taxes	0.88%	11.01%	17.00%
NYSE Arca Tech 100SM Index (The Index does not pay sales charges, fees, expenses or taxes.)	1.38%	11.74%	17.96%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Ziegler Capital Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund (and Predecessor Funds)
Donald J. Nesbitt, CFA	Chief Investment Officer and Senior Portfolio Manager	Since 2002
Christian J. Greiner, CFA	Senior Portfolio Manager	Since 2018
Purchase and Sale of Fund Shares
Minimum Initial Investment
Class A, Class C: $2,000
Class R6: $1,000,000
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Class A, Class C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment Class A, Class C: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A, Class C): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund
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over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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